INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement"), dated the 15th day of September, 2000, by and between Ebiz Enterprises, Inc., a Nevada corporation (the "Company"), and Caldera Systems, Inc., a Delaware corporation (the "Holder").

                                   WITNESSETH

     WHEREAS, concurrently with the execution of this Agreement, the Company and the Holder have entered into a Purchase and Sale Agreement (the "Purchase Agreement") pursuant to the terms of which the Company has agreed to issue certain shares of its common stock (as more particularly defined herein, the "Shares"), to the Holder; and

     WHEREAS, as a condition to the effectiveness of the obligations of the Company and the Holder pursuant to the Purchase Agreement, the Company and the Holder have agreed to enter into this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

          1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

               a.  "Commission"  shall mean the  United  States  Securities  and
          Exchange   Commission  or  any  other  Federal   agency  at  the  time
          administering the Securities Act.

               b. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

               c. The term "Registrable Stock" means all Shares that are issued or to be issued to the Holder pursuant to the terms of the Purchase Agreement and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of, such Shares or any preferred stock of the Company granted to the Holder pursuant to the terms of this Agreement or the Purchase Agreement; PROVIDED, HOWEVER, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws.

               d. "Common Stock" means the common stock of the Company.

               e. "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any successor or other similar Federal statute, and the rules and regulations of the Commission thereunder and the forms prescribed thereby, all as the same shall be in effect at the time. "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any successor or other similar Federal statute, and the rules and regulations of the Commission thereunder and the forms prescribed thereby, all as the same shall be in effect at the time.

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               f. "Shares"  means all the shares of Common Stock or other shares of capital stock of the Company which are issued or to be issued to the Holder pursuant to the terms of the Purchase Agreement or this Agreement.

          2. REPRESENTATIONS AND WARRANTIES, ETC.

               a. The Holder hereby represents and warrants to, and covenants with, the Company that:

                    (i) The Holder will not sell,  transfer or otherwise dispose of the Shares, except upon the conditions specified herein, which conditions are intended to ensure compliance with the provisions of the Securities Act.

                    (ii) The  Holder  understands  and agrees  with the  Company that, except as set forth in and subject to the provisions of this Agreement:

                         (A) The Company is under no  obligation to register the
                    sale, transfer or other disposition of the Shares or to take any other action necessary in order to make an exemption from registration available to the Holder, except to remain current in its reporting obligations under the Exchange Act (if applicable).

                         (B) Stop transfer instructions will be given to the transfer agent with respect to the Shares.

                    (iii) The Holder acknowledges that the certificates representing the Shares, and any substitutions or replacements thereof, shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, (THE "ACT") AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES OR ANY INTEREST THEREIN MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION.

               b. CERTAIN OTHER MATTERS. It is understood and agreed that the stop transfer instructions referred to above will be removed as to a particular Share or block of Shares if (i) a distribution by the Holder of such Shares has been registered under the Securities Act or
          (ii) permitted under the provisions of Rule 144(k) promulgated under the Securities Act (as then in effect). The Company hereby agrees to remain current in its reporting requirements under the Exchange Act (if applicable). The Company agrees, upon the request of the Holder, to make available to the Holder and to any prospective transferee of the Registrable Shares of the Holder, information concerning the Company described in Rule 144A(d)(4) of the Securities Act.

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          3. DEMAND REGISTRATION.

               a. Upon the written request of the Holder, the Holder may request that the Company effect the registration on Form S-1 or Form S-2 of all or part of its Registrable Stock under the Securities Act
          (provided that the number of Shares to be included in such registration is at least $1,000,000 in then current market value of such Shares) and in such request, the Holder shall state the then intended method of disposition by the Holder. The Company shall as soon as possible use diligent best efforts to prepare and file with the Commission a registration statement and such other documents, including an amended or supplemented prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the Holder of the Registrable Stock to be so registered. If such sale of Registrable Stock is to be pursuant to an underwritten public offering, the underwriter shall be selected by the Holder. The Company shall only be required to effect two registrations pursuant to this Section 3.

               b. The Company shall not be required to effect any registration under Section 3(a): (i) prior to six months following the date of this Agreement; or (ii) (A) within nine months after the completion of any public offering of its securities pursuant to which the Holder was afforded the right to register as many shares of its Registrable Stock as requested or (B) within six months after any other public offering by the Company.

               c. The Company shall have the right to include in a registration statement or post-effective amendment to a registration statement filed pursuant to this Section 3 other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting in connection with any public offering pursuant to such registration statement reasonably determine that the inclusion of any such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock to be so registered and offered.

               d. If, at any time prior to the effectiveness of the registration statement filed in connection with such registration, the Company furnishes to the Holder a certificate signed by the President that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders to effect such registration at such scheduled time and it is therefore essential to defer the filing of such registration statement, the Company may, by delivery of written notice to the Holder, delay the registration of such Registrable Stock for up to 90 days, provided the Company may not use this right more than once in any 12 month period.

          4. INCIDENTAL REGISTRATION.


               If, at any time, the Company proposes to register shares of Common Stock or securities convertible into or exercisable for Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor form, or filed in connection with an exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed registration to the Holder at least thirty days before the anticipated filing date of such registration statement which notice shall describe

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          the material terms of the proposed registration, and such notice shall offer the Holder the  opportunity to register such number of shares of
          Registrable   Stock  as  the  Holder  may  request.   As  promptly  as
          practicable (but no later than 15 days) after the provision of such notice, the Holder shall so notify the Company, and the Company shall use diligent best efforts to cause the managing underwriter or underwriters of any proposed underwritten offering pursuant to such registration statement to permit such to include such Registrable Stock in such offering on the same terms and conditions as any similar securities of the Company included therein; PROVIDED, HOWEVER, that if the managing underwriter or underwriters of any such public offering delivers an opinion to the Holder that the total amount of Registrable Stock which the Holder proposes to include in the offering when added to the securities being sold by the Company and any other persons or entities, in any such public offering, is such as to materially and adversely affect the success of any such public offering, then the amount of Registrable Stock to be offered for the account of the Holder proposed to be included in any such public offering shall be reduced or limited to the extent necessary to reduce the total amount of Registrable Stock to be included in any such public offering to the amount recommended by such managing underwriter, provided, no such reduction may reduce the amount of Registrable Stock being sold by the Holder to less than the lesser of: (i) twenty percent (20%) of the shares being sold in such offering by entities other than the Company or entities exercising demand registration rights; or (ii) the number of Shares requested to be registered by the Holder. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing
          underwriter.   Any   securities   excluded  or  withdrawn   from  such
          underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register Common Stock or other securities convertible into or exercisable for Common Stock and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Holder, (i) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in
          connection  with  such  registration,   or  (ii)  in  the  case  of  a
          determination to delay such registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock. The Company agrees that it shall not grant incidental or "piggyback" registration rights superior to those held by the Holder, without the consent of the Holder.

          5. REGISTRATION ON FORM S-3; TERMINATION.

               a. If the Holder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Stock, the reasonably anticipated aggregate offering price to the public of which, net of underwriting discounts and commissions would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Stock for such an offering, the Company shall use diligent best efforts to cause such Registrable Stock to be registered for the offering on such form; PROVIDED, HOWEVER, that the Company shall not be required to effect more than one (1) registration pursuant to this
          Section 5 in any twelve (12) month period. The Company will as soon as possible use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so

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          requested and as would permit or facilitate the sale and  distribution of all or such portion of such Registrable Stock as are specified in such request. The substantive provisions of Section 6 shall be applicable to each registration initiated under this Section 5.

               b.  Notwithstanding  the  foregoing,  the  Company  shall  not be obligated to take any action pursuant to Section 5(a) (i) not permitted by the Commission; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
          (iii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the earlier of (x) one year after the date sixty (60) days prior to the Company's date of filing of, or (y) a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), PROVIDED that the Company is actively employing diligent best efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Company's Board of Directors, it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use diligent best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days after the receipt of the request to file such registration by the Holder provided, that the Company may not use this right more than once in any 12 month period.

               c. The Holder's rights pursuant to Sections 3, 4 and 5 above shall expire (a) on the date when all of the Registrable Securities held by such Holder may be sold in a single ninety (90) day period pursuant to Rule 144 under the 1933 Act; or (b) upon the date that is seven years after the effective date of this Agreement.

          6. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Stock, the Company shall, as expeditiously as is possible:

               a. Prepare and file with the Commission a registration statement or post-effective amendment with respect to such Registrable Stock that complies with the requirements of the Securities Act and use its diligent best efforts to cause such registration statement or post-effective amendment to become and, during the distribution of such Registrable Stock, to remain effective; PROVIDED, HOWEVER, that such registration statement or post-effective amendment shall not be required to remain effective for a period of more than twelve months.

               b. Prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection with such registration statement and any and all such documents as may be necessary to keep such registration statement effective during the distribution of such Registrable Stock (subject to the proviso in subsection (a) above) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or post-effective amendment thereto and to cause such registration statement to become and remain (subject to the proviso in subsection
          (a) above) effective under the Securities Act.

               c.  Furnish  to  the  Holder  such  numbers  of  copies  of  such registration statement and the form of prospectus included therein and any amendments or supplements thereto, including a preliminary prospectus, in conformity with the requirements of the Securities Act,

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          and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Stock owned by the Holder thereof in compliance with all applicable laws and regulations.

               d. Use its best efforts to (i) register and qualify the Registrable Stock covered by such registration statement under such other securities or blue sky or other similar laws of such jurisdictions as shall be reasonably requested by the Holder, and (ii) to keep such registration or qualification effective during the distribution of such securities (subject to the proviso in subsection
          (a) above); and do any and all other acts and things necessary or desirable to enable the Holder to consummate the disposition of the Registrable Stock; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions. Anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses, if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the Holder of Registrable Stock to the extent required by such jurisdiction.

               e. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with respect to such offering, in usual and customary form, with the managing underwriter of such offering. The Holder shall also enter into and perform its respective obligations under such an agreement.

               f. Notify the Holder during any period that a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Securities Act of the happening of any event or the existence of any circumstances as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               g. Furnish to the Holder, on the date that shares of Registrable Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold by or through underwriters, or, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and to the Holder.

          7. FURNISH INFORMATION. The Holder shall furnish to the Company such reasonable information regarding the Holder, the Registrable Stock, and the intended method of disposition of such securities as shall be reasonably requested by the Company to effect the registration of Registrable Stock as to which the Holder has requested registration.

          8. EXPENSES OF REGISTRATION. All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all registration and filing fees, fees and expenses of complying with the state securities or blue sky laws, printing expenses, listing fees, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents, registrars and depositories, and fees and disbursements of counsel for the Company and of independent public

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     accountants  (including  the expense of any special  audit),  but excluding underwriting commissions and discounts of any such underwriter and the fees and disbursements of counsel for the Holder, shall be borne by the Company. The Holder shall bear all underwriting commissions and discounts incurred in connection with any offering of Registrable Stock with respect to a
     registration  pursuant  to  this  Agreement,   as  well  as  its  fees  and
     disbursements of counsel if the Holder has counsel separate from counsel for the Company.

          9. INDEMNIFICATION AND CONTRIBUTION. In the event any shares of Registrable Stock are included in a registration statement under Sections 3, 4, and 5 hereof:

               a. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, each of its directors and officers and any underwriter (to the extent provided in any underwriting agreement), any other person or entity selling Registrable stock in such registration statement, and each director and officer of, any person, if any, who controls the Holder or any such underwriter or such other person or entity within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities (joint or several) or expenses (including legal fees) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities or other similar law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any federal or state securities or other similar law; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the Holder or any other person described above as an indemnitee in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or which results from the bad faith or gross negligence of, the Holder, any underwriter for the Company or controlling person of the Holder.

               b. To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, and its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (to the extent provided in any underwriting agreement), any other person or entity selling securities in such registration statement, and each director and officer of, any person, if any, who controls such underwriter or such other person or entity, against any losses, claims, damages, liabilities (joint or several) or expenses (including legal fees) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or such other person or entity or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use and used in any such registration statement, and in connection with such registration of securities of

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          the Holder pursuant to this Agreement or results from the bad faith or gross negligence of the Holder, or any underwriter for the Holder in connection with any such registration; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and provided further, that the obligations of the Holder shall be limited to an amount equal to the proceeds to the Holder of the Registrable Stock sold in connection with such registration.

               c. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will deliver to each indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel; however, the fees and expenses of such counsel shall be borne by such indemnified party, unless representation of such indemnified party by the indemnifying party's counsel would be inappropriate due to actual or potential conflicts of interest. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

               d. If an indemnification event shall occur that is indemnifiable under subsections (a) and (b) of this Section, and both the Company and the Holder have indemnifiable liability therefore, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses (including legal fees) or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

               e. The obligations of the Company and the Holder or Holders of Registrable Stock under this Section shall survive the completion of any offering of Registrable Stock in a registration statement under this Agreement.

          10. SUCCESSORS AND ASSIGNS. The registration rights provided herein may be transferred by the Holder, provided that (a) the Company is given written notice thereof, (b) the transfer (i) is in connection with a transfer of all securities of the Company held by the Holder, or (ii) involves a transfer of at least 200,000 shares of Registrable Stock (as

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
     appropriately adjusted for stock splits and the like), or (iii) is to constituent partners or shareholders of the Holder who agree to act through a single representative and (c) the transferee enters into a counterpart of this Agreement and agrees to be bound by the provisions hereof. This Agreement shall inure to the benefit of and be enforceable at any time and from time to time by any Holder or Holders of any Registrable Stock, whether so expressed in this Agreement or not, provided that the termination of registration rights in respect of any shares of Registrable Stock by reason of the terms of this Agreement shall be binding upon any transferee of such shares, and, in the event such termination applies to only a portion of the shares of Registrable Stock at the time held by any Holder thereof, in the absence of contrary agreement between the Holder and any transferee of such shares, upon the transfer of less than all of the shares by the Holder after such termination, such termination shall apply PRO RATA to the shares so transferred and the shares retained by the Holder, or any subsequent transferee. Upon the request of any the Holder, the Company will confirm in writing to any transferee of the Holder's
     Registrable Stock the Company's continuing obligation to afford such transferee the benefits of the Company's covenants contained in this Agreement, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Agreement.

          11. AMENDMENTS AND WAIVERS. This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of each Holder to such amendment, action or omission to act. Any amendment to this Agreement shall be in writing signed by all the parties hereto.

          12. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Stock for purposes of any request or other action by the Holder pursuant to this Investor Rights Agreement. If the beneficial owner of any Registrable Stock elects to be treated as the Holder for such purposes, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Stock.

          13. RIGHT TO PARTICIPATE IN CERTAIN SALES OF ADDITIONAL Securities.

               (a) The Company agrees that it will not sell or issue any shares of capital stock of the Company, or other securities convertible into or exchangeable for capital stock of the Company, or options, warrants or rights carrying any rights to purchase capital stock of the Company (the "Offered Securities") unless the Company first submits written notice (the "Preemptive Rights Notice") to the Holder identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to the Holder the opportunity to purchase its Pro Rata
          Allotment (as hereinafter defined) of the securities on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to a third party or parties. The Company's offer to the Holder shall remain open and irrevocable for a period of thirty (30) days during which time the Holder may accept such offer by written notice to the Company setting forth the maximum number of shares or other securities to be purchased by the Holder. Any securities so offered which are not purchased by the Holder pursuant to such offer may be sold by the Company, but only on the terms and conditions set forth in the initial offer to the Holder at any time within 120 days following the termination of the above-referenced 30-day period. The closing of the sale of the securities to the Holder shall be subject to the closing of the sale of the remaining Offered Securities. For purposes of this Agreement, the Holder's Pro Rata Allotment with respect to Offered Securities shall be equal to the total number of such Offered Securities proposed to be issued by the Company multiplied by a fraction, the numerator of which is the number of Shares (determined on an as-converted basis into the Company's Common Stock) owned by the Holder immediately prior to the issuance of such Offered Securities, and the denominator of which is the total number of Shares of Common Stock outstanding immediately prior to the issuance of such Offered Securities.

               (b) Notwithstanding the foregoing, the right to purchase shall be inapplicable with respect to any issuance or proposed issuance by the Company of (i) shares of Common Stock issued to officers, directors, employees or consultants of the Company pursuant to any Company incentive plan or upon the exercise of options or other rights issued to such officers, directors, employees or consultants pursuant to any Company incentive plan or any successor plan thereto, (ii) Common
          Stock issued upon conversion of any preferred stock or convertible debentures issued by the Company, and existing as of the date of this Agreement, (iii) securities as a result of any stock split, stock dividend, reclassification or reorganization of the Company's stock, and (iv) Common Stock issued upon conversion of any options or warrants existing as of the date of this Agreement.

               (c) The rights of the Holder set forth in this Section 13 are transferable to each transferee of Shares of capital stock of the Company hereunder. Each such subsequent holder of such Shares must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted hereunder.

          14. INFORMATION AND PROTECTIVE COVENANTS.

               (a) The Company will maintain a comparative system of accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to the Holder the following reports: (i) within 120 days after the end of each fiscal year, a copy of the consolidated balance sheet of the Company as at the end of such year, together with a consolidated statement of income and retained earnings of the Company for such year, audited and certified by independent public accountants of recognized national standing reasonably satisfactory to the Holder, prepared in accordance with generally accepted accounting principles consistently applied; (ii) within 45 days after the end of each quarter commencing with the quarter ending December 31, 2000, a consolidated unaudited balance sheet of the Company as at the end of such quarter and a consolidated unaudited statement of income and retained earnings for the Company for such quarter and for the year to date; (iii) within 30 days after the end of each month commencing with the month ending October 31, 2000, a consolidated unaudited balance sheet of the Company as at the end of such month and an unaudited statement of income and retained earnings for the Company for such month and for the year to date, each of the foregoing balance sheets and statements of income and retained earnings to set forth in comparative form the corresponding figures for the prior fiscal period and the fiscal year end budget and to include a brief written discussion and analysis by management of such annual financial statements; and (iv) such other financial information as the Holder may reasonably request, including, without limitation, certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this
          Section 14.

               (b) All transactions by and between the Company and any officer, employee, director or stockholder of the Company or persons controlling, controlled by, under common control with or otherwise affiliated with such officer, employee, director or stockholder shall be conducted on an arm's-length basis, and shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons.

               (c) The Company shall, upon the written request of the Holder, provide to the Holder and to any prospective institutional transferee of any shares designated by the Holder, such financial and other

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
          information as is available to the Company or can be obtained by the Company without material expense and as such Holder may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A promulgated under the Act.

               (d) The Company will ensure that meetings of the Board of Directors are held at least twice each year at intervals of not more than six months. The Company shall pay such Directors for their reasonable travel and other reasonable expenses incurred in connection with attending such meetings. The Company's Articles of Incorporation and By-Laws will provide for exculpation and indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law.

               (e) The Company will furnish to the Holder, upon reasonable notice, reasonable information regarding its business and, at all reasonable times during the Company's normal business hours and upon reasonable notice and as often as the Holder shall reasonably request, permit any authorized representative designated by the Holder to visit and inspect any of its properties, including its books and records (and to make copies and extracts therefrom), and to discuss their affairs, finances and accounts with their officers.

               (f) The Company agrees that it will not enter into or amend any agreement, contract, commitment or understanding which would restrict or prohibit the exercise by the Holder of any of the Holder's rights under this Agreement or any of the other documents, agreements or instruments contemplated hereunder.

          15. CONVERSION TO PREFERRED STOCK. If, at any time after the date of this Agreement, the Company shall issue any series of preferred stock to any person or entity, then the Holder shall immediately have the right to elect to convert all or any part of its shares of the Company's common stock into shares of preferred stock of the same series and on the same terms and conditions as the Company proposes to issue preferred stock to any other person or entity. The Company shall give the Holder not less than 30 days advance notice prior to the time that it shall issue any preferred stock to any party and the Holders may at any time during such 30-day period elect to convert all or any portion of its Shares into shares of preferred stock upon the terms and conditions which the Company proposes to issue preferred stock to any other person or entity. This right shall be a continuing right in the Holder and shall apply to all future series of preferred shares which the Company proposes to issue so long as the Holder shall own any of the shares issued or to be issued in connection with the Purchase Agreement. For purposes of the conversion, the Holder's shares shall be valued based upon the fair market value of the Company's common stock at the time of the issuance of the preferred stock into which such shares will be converted.

          16. NOTICES. Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed

               a. If to the Holder, at the address shown on the stock or warrant transfer books of the Company unless the Holder has advised the Company in writing of a different address as to which notices shall be sent under this Investor Rights Agreement, and

               b. If to the Company, at 15695 North 83rd Way, Scottsdale, Arizona 85260 to the attention of the President, or to such other address as the Company shall have furnished to each Holder.

               Any such notices of change in address of any Holder or the Company shall be given in accordance with this Agreement.

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
          17. MISCELLANEOUS.

               a. ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and the other agreements and documents contemplated thereby, embodies the entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings, communications and understandings relating to the subject matter hereof.

               b. GOVERNING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be construed in accordance with Utah law.

               c. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

               d. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same force and effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto; provided, however, that the Company's agreement with each of the Holders in this Agreement is a separate agreement and is not contingent upon the execution hereof by other parties. This Agreement may be executed by facsimile signatures, each of which will be deemed an original.

               e. ATTORNEYS' FEES. In the event that any action, suit, litigation, arbitration, or proceeding is brought by any party under this Agreement to enforce or construe any of the terms, the party that prevails by enforcing this Agreement shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys' fees incurred in connection with such action, suit, litigation, arbitration, claim or proceeding.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        Ebiz Enterprises Inc.
                                        a Nevada corporation


                                        By: /s/ Jeffrey I. Rassas
                                            ------------------------------------
                                        Its: Chief Executive Officer
                                             -----------------------------------


                                        Caldera Systems, Inc.,
                                        a Delaware corporation


                                        By: /s/ Ransom H. Love
                                            ------------------------------------
                                        Its: Chief Executive Officer
                                             -----------------------------------

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